UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) May 8, 2013

Commission	Registrant; State of Incorporation;	I.R.S. Employer
File Number	Address; and Telephone Number	Identification No.
333-21011	FIRSTENERGY CORP.	34-1843785
(An Ohio Corporation)
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

000-53742	FIRSTENERGY SOLUTIONS CORP.	31-1560186
(An Ohio Corporation)
c/o FirstEnergy Corp.
76 South Main Street
Akron, OH 44308
Telephone (800)736-3402

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a
Registrant.

On May 8, 2013, FirstEnergy Corp. (FirstEnergy) and certain of its subsidiaries entered into extensions and amendments to three existing multi-year syndicated revolving credit facilities (Amendments). Pursuant to the Amendments, commitments under each of the following facilities will be available until May 8, 2018, unless the lenders agree, at the request of the applicable borrowers, to an additional one-year extension:

1.
the $2 billion Credit Agreement, dated as of June 17, 2011, as amended, among FirstEnergy, The Cleveland Electric Illuminating Company, Metropolitan Edison Company, Ohio Edison Company, Pennsylvania Power Company, The Toledo Edison Company, Jersey Central Power & Light Company, Monongahela Power Company, Pennsylvania Electric Company, The Potomac Edison Company and West Penn Power Company, as borrowers, The Royal Bank of Scotland plc, as administrative agent, and the lending banks, fronting banks and swing line lenders identified therein (FirstEnergy Facility);

2.
the $2.5 billion Credit Agreement, dated as of June 17, 2011, as amended, among FirstEnergy Solutions Corp. and Allegheny Energy Supply Company, LLC, as borrowers, and JPMorgan Chase Bank, N.A., as administrative agent, and the lending banks, fronting banks and swing line lenders identified therein (FES/AE Supply Facility); and

3.
the $1 billion Credit Agreement, dated as of May 8, 2012, among FirstEnergy Transmission, LLC, American Transmission Systems, Incorporated and Trans-Allegheny Interstate Line Company, as borrowers, and PNC Bank, National Association, as administrative agent, and the lending banks and fronting banks identified therein,

In addition, the FirstEnergy Facility was further amended to increase the lending banks' commitments thereunder by $500 million to a total of $2.5 billion and to increase the individual Borrower Sublimits for FirstEnergy by $500 million to a total of $2.5 billion and for Jersey Central Power & Light Company by $175 million to a total of $600 million. The FirstEnergy Facility and FES/AE Supply Facility were also amended to carve out of the restriction on asset sales the proposed sale of certain hydro facilities recently announced by FirstEnergy.
The borrowers and their affiliates maintain ordinary banking and investment banking relationships with certain of the lenders under these credit facilities.
The above descriptions of the Amendments do not purport to be a complete statement of the relevant parties' rights and obligations thereunder and the transactions contemplated thereby, and are qualified in their entirety by reference to the Amendments, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively to this Current Report on Form 8-K and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1
Amendment, dated as of May 8, 2013, to the Credit Agreement, dated as of June 17, 2011, as amended as of May 8, 2012, among FirstEnergy, The Cleveland Electric Illuminating Company, Metropolitan Edison Company, Ohio Edison Company, Pennsylvania Power Company, The Toledo Edison Company, Jersey Central Power & Light Company, Monongahela Power Company, Pennsylvania Electric Company, The Potomac Edison Company and West Penn Power Company, as borrowers, The Royal Bank of Scotland plc, as administrative agent, and the lending banks, fronting banks and swing line lenders identified therein.

10.2
Amendment, dated as of May 8, 2013, to the Credit Agreement, dated as of June 17, 2011, as amended as of October 3, 2011 and May 8, 2012, among FirstEnergy Solutions Corp. and Allegheny Energy Supply Company, LLC, as borrowers, and JPMorgan Chase Bank, N.A., as administrative agent, and the lending banks, fronting banks and swing line lenders identified therein.

10.3
Amendment, dated as of May 8, 2013, to the Credit Agreement, dated as of May 8, 2012, among FirstEnergy Transmission, LLC, American Transmission Systems, Incorporated and Trans-Allegheny Interstate Line Company, as borrowers, and PNC Bank, National Association, as administrative agent, and the lending banks and fronting banks identified therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
May 13, 2013

FIRSTENERGY CORP.
Registrant

FIRSTENERGY SOLUTIONS CORP.
Registrant

By:	/s/ K. Jon Taylor
K. Jon Taylor
Vice President, Controller and
Chief Accounting Officer

Exhibit Index

Exhibit No.	Description
10.1
Amendment, dated as of May 8, 2013, to the Credit Agreement, dated as of June 17, 2011, as amended as of May 8, 2012, among FirstEnergy, The Cleveland Electric Illuminating Company, Metropolitan Edison Company, Ohio Edison Company, Pennsylvania Power Company, The Toledo Edison Company, Jersey Central Power & Light Company, Monongahela Power Company, Pennsylvania Electric Company, The Potomac Edison Company and West Penn Power Company, as borrowers, The Royal Bank of Scotland plc, as administrative agent, and the lending banks, fronting banks and swing line lenders identified therein.

10.2
Amendment, dated as of May 8, 2013, to the Credit Agreement, dated as of June 17, 2011, as amended as of October 3, 2011 and May 8, 2012, among FirstEnergy Solutions Corp. and Allegheny Energy Supply Company, LLC, as borrowers, and JPMorgan Chase Bank, N.A., as administrative agent, and the lending banks, fronting banks and swing line lenders identified therein.

10.3
Amendment, dated as of May 8, 2013, to the Credit Agreement, dated as of May 8, 2012, among FirstEnergy Transmission, LLC, American Transmission Systems, Incorporated and Trans-Allegheny Interstate Line Company, as borrowers, and PNC Bank, National Association, as administrative agent, and the lending banks and fronting banks identified therein.

4